17 Altalef St. PO Box 70, Yahud Industrial Zone 56100, Israel

Magal S3 to Host Second Quarter 2010 Earnings Results Conference Call
on September 1, 2010

--Call to be held at 10:00 AM ET--

YEHUD, Israel – August 23, 2010 Magal S3 (NASDAQ GM: MAGS; TASE: MAGS), announced today that it will host a conference call to discuss its second quarter 2010 earnings results on September 1, 2010, at 10:00 ET, 17:00 PM Israel time. The quarterly results will be published prior to the conference call on August 31, 2010.

To access the conference call, please dial one of the following numbers:

US: 1 888 668 9141
International:  +972 3 9180609
Israel:  03 9180609

A replay of the conference call will be available from the day after the call. The replay can be accessed on the Magal website at: www.magal-s3.com.

About Magal S3:

Magal S3 is a leading international provider of security, safety and site management solutions and products. Over the past 40 years, Magal S3 has delivered tailor-made solutions to hundreds of satisfied customers in over 80 countries. Magal S3 offers a broad portfolio of unique products used to protect sensitive installations in some of the world’s most demanding locations and harshest climates. This portfolio covers the following three categories:

•	Perimeter Intrusion Detection Systems (PIDS) - a variety of smart barriers and fences, fence mounted detectors, virtual gates, buried and concealed detection systems;

•	Close Circuit TV (CCTV) – a comprehensive management platform with a leading Intelligent Video Analytics (IVA) and Video Motion Detection (VMD) engine;

•	Physical Security Information Management (PSIM) - a proprietary site management system that enhances command, control and decision making during both routine operations and crisis situations.

This press release contains forward-looking statements, which are subject to risks and uncertainties.
Such statements are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements. A number of these risks and other factors that might cause differences, some of which could be material, along with additional discussion of forward looking statements, are set forth in the Company's Annual Report on Form 20-F filed with the Securities and Exchange Commission.

17 Altalef St. PO Box 70, Yahud Industrial Zone 56100, Israel

For more information:

Magal S3 Eitan Livneh, President & CEO Tel: +972-3-539-1421 Assistant: Ms. Elisheva Almog E-mail: ElishevaA@magal-s3.com Web: www.magal-s3.com	Financial Communication Public & Investor Relations Hadas Friedman E-mail: hadas@fincom.co.il Tel: +972-3-6954333 ext. 6 Mobile: +972-54-2303100